AMENDMENT NO. 1 TO
LIMITED LIABILITY COMPANY AGREEMENT OF
i3 VERTICALS, LLC
This Amendment No. 1 to the Limited Liability Company Agreement (this “Amendment”) of i3 Verticals, LLC, a Delaware limited liability company (the “Company”), is entered into as of January 23, 2025, by and among the Company, i3 Verticals, Inc., a Delaware corporation (the “Corporation” and, in its capacity as Manager under the LLC Agreement (as defined below), the “Manager”), and the Members of the Company listed on the signature pages hereof (collectively, the “Amending Members”). Capitalized terms used and not defined herein shall have the meaning set forth in the LLC Agreement (as defined below).
RECITALS
WHEREAS, the Company and its Members entered into a Limited Liability Company Agreement, dated as of June 25, 2018 (together with all schedules, exhibits and annexes thereto, the “LLC Agreement”);
WHEREAS, Section 16.03 of the LLC Agreement provides that the LLC Agreement may be amended or modified upon the consent of the Manager and a majority of the Common Units entitled to vote then outstanding (excluding all Common Units held directly or indirectly by the Corporation); and
WHEREAS, the Company, the Manager and the Amending Members, who hold a majority of the outstanding Common Units (excluding all Common Units held directly or indirectly by the Corporation), desire to amend the LLC Agreement as set forth herein.
NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree as follows:
1.The following amendments are hereby made to the LLC Agreement:
2.(i)    The last sentence of Section 3.04(a) of the LLC Agreement is hereby deleted in its entirety and replaced by the following sentence:
“In the event of any Recapitalization Event (as defined in Section 3.02(d) of this Agreement), including, without limitation, in connection with any Corporation Cash Contribution (as defined in Section 3.02(d) of this Agreement), the Manager in its sole discretion shall make such adjustments and shall take such other actions with respect to the capitalization of the Corporation and the Company, as applicable, necessary (i) to maintain at all times a one-to-one ratio between the number of Common Units owned by the Corporation and the number of outstanding shares of Class A Common Stock as contemplated by the first sentence of this Section 3.04(a), and (ii) to maintain a one-to-one ratio between the number of Common Units (other than Common Units issuable upon the exercise of any options, warrants or rights) owned by all Members (other than the Corporation) and the number of shares of Class B Common Stock owned by such Members, in any such case in accordance with the terms of this Agreement and the Company’s certificate of incorporation.”

3.(ii)    Section 3.02(d) is hereby added to the LLC Agreement:
“(d)    The Manager may in its sole discretion, without the consent of any Member or any other Person, approve any subdivision of Common Units (by any Common Unit split, Common Unit distribution, reclassification, recapitalization or similar event) or combination of Common Units (by reverse Common Unit split, reclassification, recapitalization or similar event) (any of the foregoing recapitalization events, collectively, a “Recapitalization Event”), including, without limitation, in connection with any contribution of cash made by the Corporation to the Company in exchange for Units pursuant to clause (i) of Section 3.02 (any such contribution a “Corporation Cash Contribution”). In connection with any such Recapitalization Event, the Manager may, in its discretion, (i) cause any fractional Common Unit resulting from such Recapitalization Event, to be rounded up or down to a whole Common Unit, (ii) cause the Company to pay in cash to any Member the fair value of any such fractional Common Units held by such Member in respect thereof, and/or (iii) cause the Company to issue any such fractional Common Units.”
4.Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the provisions contained in the LLC Agreement, all of which shall remain in full force and effect. This Amendment is governed by and shall be construed in accordance with the laws of the State of Delaware, excluding any conflict of laws rule or principle that would refer the governance or the construction of this amendment to the law of another jurisdiction. This Amendment may be executed in separate counterparts, each of which will be an original and all of which together shall constitute one and the same agreement binding on all the parties hereto.
[Signature Pages to Follow]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.
COMPANY:

i3 VERTICALS, LLC

By: i3 VERTICALS, INC., its Manager

By: /s/ Paul Maple
Name: Paul Maple
Title:     General Counsel & Secretary

Manager:

i3 VERTICALS, INC.

By: /s/ Paul Maple
Name: Paul Maple
Title:     General Counsel & Secretary

[Signature Page to Amendment No. 1 to Limited Liability Company Agreement of i3 Verticals, LLC]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

AMENDING MEMBERS:

Daily Family Investments, LLC

By: /s/ Austin S. Daily
Name: Austin S. Daily
Title:     Sole Member

Gregory Daily

/s/ Gregory S. Daily
Gregory S. Daily (Individually)

Gregory & Collie Daily (Joint Tenants)

/s/ Gregory S. Daily
Gregory S. Daily

/s/ Collie F. Daily
Collie F. Daily

[Signature Page to Amendment No. 1 to Limited Liability Company Agreement of i3 Verticals, LLC]